EXECUTION VERSION
EXHIBIT 10.1
AMENDMENT, dated as of January 13, 2023 (this "Amendment"), between ASHLAND INC. (f/k/a ASHLAND GLOBAL HOLDINGS INC.), Delaware corporation ("Ashland Global"), VALVOLINE INC., (a Kentucky corporation) ("Valvoline"). Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Tax Matters Agreement referred to below.

WHEREAS Ashland Global and Valvoline are parties to that certain Tax Matters Agreement, dated as of September 22, 2016 (the "Tax Matters Agreement");

WHEREAS Ashland Global and Valvoline wish to amend the terms of the Tax Matters Agreement as of the date of this Amendment;

WHEREAS capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Tax Matters Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Ashland Global and Valvoline hereby agree as follows:

SECTION 1.    Amendment.

(a)Section 1.01 of the Tax Matters Agreement is amended by:

(i)Adding the following definitions in the appropriate alphabetical order:

(A)"Payment Due Date" has the meaning set forth in Section 3.02(C)(ii).
(B)"Recalculated Tax Reimbursement Payment" has the meaning set forth in Section 3.02(g).

(C)"Specified Tax Proceeding" has the meaning set forth in Section 3.03.

(D)"Tax Reimbursement Amount" has the meaning set forth in Section 3.02(c)(i)(A).

(E)"Valvoline Actual Tax Return" means a Tax Return filed by Valvoline (including a Valvoline Amended Return).

(F)"Valvoline Amended Returns" has the meaning set forth in Section 3.02(a)(ii).

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(G)"Valvoline Hypothetical Returns" has the meaning set forth in Section 3.02(b).

(H)"Valvoline Originally Filed Returns" has the meaning set forth in Section 3.02(a)(i).

(I)"Valvoline Post-2020 Returns" has the meaning set forth in Section 3.02(a)(iii).

(b)Deleting the following definitions:

(A)"Actual Tax Return Amount"

(B)"Hypothetical Tax Return Amount"

(C)"Valvoline Pro Forma Tax Attributes"

(b)Section 2.08 of the Tax Matters Agreement is removed in its entirety and replaced as follows:

"Amendments. Except as otherwise provided in this Agreement, each Company shall not (and shall not cause its Affiliates to) file, amend, withdraw, revoke or otherwise alter any Tax Return if doing so would reasonably be expected to (a) obligate the other Company to make an indemnity payment under Article IV, (b) cause the other Company or any of its Affiliates to incur any taxes for which it is not indemnified under this Agreement, or (c) adversely affect a refund or other Tax Attribute to which the other Company or any of its Affiliates is entitled (including, for the avoidance of doubt, any Legacy Tax Attribute with respect to which Ashland Global is entitled to a payment pursuant to Section 3.02(c)), in each case without the prior written consent of the other Company or as required under applicable Law. Any amendments to a Valvoline post consolidation Tax Return reflecting an adjustment to a Valvoline Tax Attribute claimed on such Tax Return or an adjustment to taxable income shall not be treated as adversely affecting a Legacy Tax Attribute to the extent such adjustment is unrelated to a Legacy Tax Attribute and, if applicable, such Valvoline Tax Attribute is not of the same type as a Legacy Tax Attribute previously used by Valvoline."

(c)Section 3.02 of the Tax Matters Agreement is amended by:

(i)Deleting clauses (a) - (c) thereof in their entirety and replacing them as follows:

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"(a) Actual Tax Returns.

(i)The parties agree and acknowledge that, unless otherwise required by a Determination resulting from a Specified Tax Proceeding, Valvoline and its Affiliates shall include all Legacy Tax Attributes on their Tax Returns (including the Valvoline Amended Returns), except as provided in Section 3.02(e) and except to the extent the utilization of such Legacy Tax Attributes is limited under the Code, Regulations, or applicable state tax Law. Notwithstanding anything herein to the contrary, any references to limitations on the utilization of Legacy Tax Attributes under the Code, Regulations or applicable state tax Law, in this Section 3.02(a) or any other provision of this Agreement, do not relate to the validity of the Legacy Tax Attributes.
(ii)Set forth on Schedule I is (i) a complete list of U.S. Federal and state Tax Returns filed by Valvoline before the date of this Amendment ("Valvoline Originally Filed Returns") that shall be amended pursuant to this Section 3.02(a)(ii) to be in accordance with Section 3.02(a)(i) ("Valvoline Amended Returns") and (ii) the taxable year to which each Valvoline Originally Filed Return relates. Valvoline shall provide to Ashland Global the portion of each Valvoline Amended Return and related workpapers reflecting the effect of a Legacy Tax Attribute (whether used in such year or a prior year) as soon as reasonably practicable and in any event by March 15, 2023. Ashland Global shall provide Valvoline with any written comments to a Valvoline Amended Return within ten Business Days of Ashland Global's receipt thereof. Except as provided in Section 3.02(e), Valvoline shall revise each Valvoline Amended Return to incorporate any reasonable written comments timely provided by Ashland Global, to the extent such comments (A) do not affect any position taken on a Valvoline Amended Return with respect to its taxable income prior to taking any Legacy Tax Attributes into account, and (B) relate directly to the use of any Legacy Tax Attributes or Tax Attributes of the same type as any Legacy Tax Attributes previously used by Valvoline. For the avoidance of doubt and notwithstanding anything herein to the contrary, Valvoline shall credit, rather than deduct, any foreign taxes reflected on Valvoline Amended Returns unless otherwise agreed by the Parties in writing. Unless otherwise agreed by the Parties in writing, Valvoline shall file each Valvoline Amended Return no later than ten Business Days after receipt of any written comments provided by Ashland Global or, if no such comments are received, no earlier than eleven Business Days and no later than fifteen Business Days after Valvoline delivers to Ashland Global such Valvoline Amended Return.
(iii)Valvoline and its Affiliates shall prepare, or cause to be prepared, all Tax Returns with respect to taxable years of Valvoline beginning on or after October 1, 2021 ("Valvoline Post-2020 Returns") in

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accordance with Section 3.02(a)(i) and shall timely file such Tax Returns (taking into account any applicable extensions). Valvoline shall provide to Ashland Global the portion of each such Valvoline Post-2020 Return and related workpapers reflecting the effect of a Legacy Tax Attribute (whether used in such year or prior year) as soon as reasonably practicable and in the case of a federal Tax Return no later than 20 days prior to the due date (including any available extensions) for filing such Tax Return. Ashland Global shall provide Valvoline with any written comments to a
Valvoline Post-2020 Return within ten Business Days of Ashland Global's receipt thereof. Except as provided in Section 3.02(e), Valvoline shall revise each Valvoline Post-2020 Return to incorporate any reasonable written comments timely provided by Ashland Global, to the extent such comments (A) do not affect any position taken on a Valvoline Post-2020 Return with respect to its taxable income prior to taking any Legacy Tax Attributes into account, and (B) relate directly to the use of any Legacy Tax Attributes or Tax Attributes of the same type as any Legacy Tax Attributes previously used by Valvoline. For the avoidance of doubt and notwithstanding anything herein to the contrary, Valvoline shall credit, rather than deduct, any foreign taxes reflected on a Valvoline Post-2020 Return unless otherwise agreed by the Parties in writing.
(iv)For the avoidance of doubt and notwithstanding anything herein to the contrary, all Valvoline Amended Returns and Valvoline Post-2020 returns shall be prepared and filed in accordance with this Section 3.02(a) and not in accordance with Section 2.02(b), and the review by Ashland Global of Valvoline Amended Returns and Valvoline Post-2020 Returns shall be governed by this Section 3.02(a) and not by Section 2.02(c). Except as provided in Section 3.02(e), Valvoline agrees to utilize all Legacy Tax Attributes on the Valvoline Amended Returns and the Valvoline Post-2020 Returns, except to the extent that the utilization of such Legacy Tax Attributes is limited under the Code, Regulations, or applicable state tax Law.

(b)Hypothetical Tax Return Workpapers. For each taxable year of Valvoline beginning on or after October 1, 2018, Valvoline shall prepare workpapers supporting hypothetical pro forma Tax Returns that are consistent in all material respects to the Tax Returns actually filed by Valvoline for that year (including, where applicable, Valvoline Amended Returns), except that the tax liability reflected on the hypothetical pro forma workpapers shall be determined on a cumulative basis, as if all Legacy Tax Attributes had a balance of zero at the date of Deconsolidation and taking into account available Valvoline Tax Attributes not used on an applicable Valvoline Tax Return to the extent permitted under the Code, Regulations, or applicable state tax Law ("Valvoline Hypothetical Tax Return Workpapers"). Valvoline shall provide to Ashland Global the Valvoline Hypothetical Tax Return Workpapers (including supporting documentation reasonably requested by Ashland) for taxable years

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beginning on October 1, 2018, October 1, 2019 and October 1, 2020 as soon as reasonably practicable and in any event by March 15, 2023.
Valvoline shall provide to Ashland Global the Valvoline Hypothetical Tax Return Workpapers for each taxable year beginning on or after October 1, 2021 within five Business Days of filing the final Valvoline Actual Tax Return for such taxable year. The Valvoline Hypothetical Tax Return Workpapers shall include the supporting documentation prepared by Valvoline in preparation of the Valvoline Hypothetical Tax Return Workpapers reasonably requested by Ashland Global. Ashland Global shall provide Valvoline with any written comments to the Valvoline Hypothetical Tax Return Workpapers within ten Business Days of Ashland Global's receipt thereof. Except as provided in Section 3.02(e), Valvoline shall revise each Valvoline Hypothetical Return Workpapers to incorporate any reasonable written comments timely provided by Ashland Global to the extent such comments (A) do not affect any position taken on any Valvoline Hypothetical Tax Return Workpapers with respect to its taxable income prior to taking any Legacy Tax Attributes into account, and (B) relate directly to the use of any Legacy Tax Attributes or Tax Attributes of the same type as any Legacy Tax Attributes previously used by Valvoline. For the avoidance of doubt and notwithstanding anything herein to the contrary, Valvoline shall credit, rather than deduct, any foreign taxes reflected on a Valvoline Hypothetical Tax Return Workpaper unless otherwise agreed by the Parties in writing.

(c)Tax Reimbursement Amount.

(i)Calculation and Payment of Tax Reimbursement Amount.

(A)The "Tax Reimbursement Amount" for each taxable year of Valvoline beginning on or after October 1, 2018, shall equal the excess of the aggregate tax liability shown on the Valvoline Hypothetical Tax Return Workpapers for such year over the aggregate Tax liability shown on the Valvoline Actual Tax Returns for such year (the "Tax Reimbursement Amount").

(B)For each taxable year of Valvoline beginning on or after October 1, 2018, Valvoline shall pay to Ashland Global no later than the Payment Due Date for such year:
(1)100% of the Tax Reimbursement Amount for such year until the total payments from Valvoline to Ashland Global under this Section 3.02(c)(i)(B)(1) for all taxable years equals $10 million; and

(2)Thereafter, 80% of the Tax Reimbursement Amount for such year.

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(ii)Unless otherwise agreed to in writing, the "Payment Due Date" for a taxable year shall be (i) if Valvoline is required to file Valvoline Amended Returns for that year pursuant to Section 3.02(a)(i), the 10th Business Day after the date Valvoline has filed all Valvoline Amended Returns required to be filed for that year or
(ii) if no Valvoline Amended Return is required to be filed for that year, the later of either (y) September 20th of the calendar year following the end of that taxable year or (z) 10 Business Days following the date the Valvoline Tax Return is actually filed."

(d)Inserting new clauses (d) - (g) thereof as follows:

"(d) Schedule J. Schedule J sets forth:

(i)The unused balance of each Legacy Tax Attribute as of May 12, 2017 as provided by Ashland and agreed to by Valvoline;

(ii)For each taxable year ending after May 12, 2017 and on or before September 30, 2021;

(A)Valvoline's good faith estimate of the unused balance of each Legacy Tax Attribute as of the beginning of such year;

(B)Valvoline's good faith estimate of the amount of each Legacy Tax Attribute that will be reflected on any Tax Return of Valvoline for such year (including, for the avoidance of doubt, a Valvoline Amended Return);

(C)Valvoline's good faith estimate of the amount (if any) of each Legacy Tax Attribute that expired during the year; and

(D)Valvoline's good faith estimate of the balance of each Legacy Tax Attribute as of the end of such year.

(iii)For taxable years of Valvoline beginning on or after October 1, 2021, Valvoline's good faith projection of the items set forth below, taking into account all gain recognized from the sale of any equity interests of a Valvoline Affiliate during an applicable tax period:

(A)The unused balance of each Legacy Tax Attribute as of the beginning of such year;

(B)The amount of each Legacy Tax Attribute that will be reflected on the applicable Valvoline Post-2020 Return;

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(C)The amount (if any) of each Legacy Tax Attribute that will expire during the year; and

(D)The balance of each Legacy Tax Attribute as of the end of such year.

Valvoline shall update Schedule J to reflect actual amounts for the items set forth in Section 3.02(d)(ii) above and shall provide such updated Schedule to Ashland Global as soon as reasonably practicable and in any event by the date that Valvoline files all Valvoline Amended Returns pursuant to Section 3.02(a)(ii). Each taxable year of Valvoline thereafter, Valvoline shall update Schedule J to reflect actual amounts and revised projections, as applicable, for the items set forth in Section 3.02(d)(iii) and shall provide such updated Schedule to Ashland Global as soon as reasonably practicable and in any event no later than five Business Days after the Payment Due Date for such year. Valvoline expects in good faith, as of the date of this Amendment, that: (i) for each Legacy Tax Attribute listed on Schedule J, Valvoline will pay Ashland Global with respect to such Legacy Tax Attribute pursuant to Section 3.02(c) in the taxable years when Valvoline estimates that such Legacy Tax Attribute will be reflected on a Tax Return of Valvoline (including a Valvoline Amended Return) under Section 3.02(d)(ii)(B) or 3.02(d)(iii)(B), as applicable; and (ii) Valvoline's own Tax Attributes will not materially affect the timing of such payments.

(e)Cooperation and Dispute Resolution.

(i)Valvoline agrees to share any calculations, workpapers or relevant Tax Returns reasonably requested by Ashland Global in connection with matters related to this Section 3.02.

(ii)If Valvoline wishes to take a position on a Valvoline Actual Tax Return or the Valvoline Hypothetical Tax Return Workpapers that is inconsistent with one or more comments provided by Ashland Global pursuant to Section 3.02(a) or Section 3.02(b), Valvoline may do so if (A) Valvoline obtains an opinion from a Tax Advisor that there is no substantial authority for Ashland Global's position and that the position Valvoline wishes to take is supported by a "more likely than not" standard; or (B) the revisions do not affect any position taken on a Valvoline Tax Return or the Valvoline Hypothetical Tax Return Workpapers with respect to its taxable income prior to taking any Legacy Tax Attributes into account and relate directly to the use of any Legacy Tax Attributes or Tax Attributes of the same type as any Legacy Tax Attributes previously used by Valvoline. The parties shall attempt in good faith to resolve any issues or disputes related to this Section 3.02. Notwithstanding anything herein to the contrary, any dispute related to the review of Ashland Global of Valvoline Tax

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Returns or the Valvoline Hypothetical Tax Return Workpapers shall be governed by this Section 3.02(e) and not Section 2.07.

(f)Reimbursement by Ashland Global. Ashland Global shall reimburse Valvoline for any reasonable and necessary out of pocket expenses paid to a third party to prepare and file any Valvoline Amended Return to the extent those expenses are directly related to claiming a Legacy Tax Attribute thereon, provided, that any such expenses must be approved in writing by Ashland Global (such approval not to be unreasonably withheld) and that such reimbursement shall not exceed $300,000 in the aggregate.

(g)Recalculation of Tax Reimbursement Payment.

(i)If (x) the aggregate amount of tax shown on the Valvoline Actual Tax Returns for a taxable year is changed after such returns are filed and (y) the effect of such change is that the total payments that would be due from Valvoline to Ashland Global under Section 3.02(c) for all relevant taxable years taking into account such change (the "Recalculated Tax Reimbursement Payment") is greater or less than the aggregate amount actually paid by Valvoline to Ashland Global for those taxable years under Section 3.02(c), then Ashland Global shall pay to Valvoline, or Valvoline shall pay to Ashland Global, the amount determined in paragraph (ii) below.

(ii)If the aggregate Recalculated Tax Reimbursement Payments for all relevant taxable years exceeds the aggregate amount actually paid by Valvoline to Ashland Global for those taxable years under Section 3.02(c) (as previously recalculated pursuant to this Section 3.02(g), if applicable) for all such relevant taxable years, Valvoline shall pay such excess to Ashland Global. If the aggregate amount actually paid by Valvoline to Ashland Global under Section 3.02(c) (as recalculated pursuant to this Section 3.02(g), if applicable) for all relevant taxable years exceeds the Recalculated Tax Reimbursement Payments for all relevant taxable years, Ashland Global shall pay such excess to Valvoline. Such payments shall be made promptly after the determination that the aggregate amount of tax shown on the Valvoline Actual Tax Returns for a taxable year is changed."

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(e)The following is added as a new Section 3.03 of the Tax Matters
Agreement:

"Specified Tax Proceedings. If in the course of any audit or examination of any Tax Return filed by Valvoline (a "Specified Tax Proceeding") Valvoline receives notice (including, for the avoidance of doubt, the receipt of any Information Document Request or similar inquiry) that a Taxing Authority is examining the validity of a Legacy Tax Attribute claimed by Valvoline on an Actual Tax Return (including any amendment), then Valvoline shall notify Ashland Global as soon as practicable following the receipt of such notice (but in no event later than ten Business Days following the date of the receipt of such notice or, if earlier, 5 Business Days before the due date for any response to an Information Document Request or similar inquiry).
Notwithstanding anything herein to the contrary, Ashland Global will control, at its expense, only the portion of any Specified Tax Proceeding that relates to the validity of a Legacy Tax Attribute, and Valvoline will not take any action with respect to such Specified Tax Proceeding without the prior written consent of Ashland Global, including pursuing or foregoing any administrative appeals, proceedings, hearings and conferences with any Taxing Authority with respect thereto or settling such Specified Tax Proceeding. Notwithstanding anything herein to the contrary, this Section 3.03, and not Section 6.01(a), shall govern Specified Tax Proceedings."

(f)Section 4.01 of the Tax Matters Agreement is amended by deleting "and" at the end of clause (c) thereof and inserting the following as new clauses (e) and
(f) thereof:

"(e) any penalties, interest or additions to Tax incurred by Valvoline as a result of a Determination that the balance of any Legacy Tax Attribute is less than the balance of such Legacy Tax Attribute as of the date of Deconsolidation, as reflected on Schedule J; and

(f)all reasonable out-of-pocket costs incurred by Valvoline to defend the validity of any Legacy Tax Attributes during a Specified Tax Proceeding pursuant to Section 3.03 and as reasonably agreed to by Ashland Global."

(g)The first clause of Section 6.01(a)(i) of the Tax Matters Agreement (immediately prior to clause (i) thereof) is amended to read as follows:

"Subject to Section 3.03 and Section 6.01(b)"

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(h)Schedule I hereto is inserted as a new Schedule I to the Tax Matters Agreement.

(i)Schedule J hereto is inserted as a new Schedule J to the Tax Matters Agreement.

SECTION 2.    Effectiveness. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date").

SECTION 3.    Effects on the Tax Matters Agreement: If, and to the extent, the provisions of this Amendment conflict with any other provision of the Tax Matters Agreement, the provisions of this Amendment shall govern and control. Except as expressly modified by this Amendment, the Tax Matters Agreement shall remain in full force and effect in accordance with its terms.

SECTION 4.    Governing Law; Jurisdiction; Waiver of Jury Trial. The provisions of Sections 8.06, and 8.17 of the Tax Matters Agreement are hereby incorporated by reference herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

ASHLAND INC.

By: /s/ Yvonne Winkler von Mohrenfels
Name: Yvonne Winkler von Mohrenfels
Title: Senior Vice President, General Counsel
and Secretary

VALVOLINE INC.

By: /s/ Julie M. O’Daniel
Name: Julie M. O’Daniel
Title: General Counsel and Chief Legal Officer